UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

R1 RCM Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

434 W. Ascension Way 6th Floor Murray Utah	84123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed, on January 9, 2022, R1 RCM Inc. (the “Company”), Project Roadrunner Parent Inc., a wholly owned subsidiary of the Company (“NewR1”), Project Roadrunner Merger Sub Inc., a wholly owned subsidiary of NewR1, Coyco 1, L.P., a Delaware limited partnership, and Coyco 2, L.P., a Delaware limited partnership, entered into a Transaction Agreement and Plan of Merger (the “Transaction Agreement”).

On April 18, 2022, May 5, 2022 and May 16, 2022 the Company received letters (the “Shareholder Letters”) from purported shareholders of the Company claiming certain allegedly material omissions in the Company’s proxy statement, originally publicly filed on April 7, 2022 and effective as of April 22, 2022 (the “Proxy Statement”), in connection with the transactions contemplated by the Transaction Agreement (the “Transactions”).

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to avoid cost and distraction, and to preclude any efforts to delay the closing of the Transactions, the Company has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below under the heading “Supplemental Disclosures to Proxy Statement in Connection with the Shareholder Letters” (the “Shareholder Supplemental Disclosures”). Nothing in the Shareholder Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Shareholder Letters that any additional disclosure was or is required with respect to the matters named in the Shareholder Letters. The Company believes the Shareholder Letters are without merit.

Separately, the Company is making the supplemental disclosures to the Proxy Statement set forth below under the heading “Supplemental Disclosures to Proxy Statement in Connection with Transaction Bonuses.” The purpose of the supplement is to update certain disclosures made in the Proxy Statement regarding potential transaction bonuses payable to certain of the Company’s executive officers in connection with the closing of the Transactions.

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

Supplemental Disclosures to Proxy Statement in Connection with the Shareholder Letters

The following disclosure supplements the Proxy Statement and should be added after the fourth paragraph on page 68 of the Proxy Statement under the heading “Background of the Transactions.”

On September 13, 2021, in connection with preliminary discussions regarding the Transactions, the Company entered into a customary non-disclosure agreement with Revint Intermediate II, LLC, a Delaware limited liability company. The non-disclosure agreement did not contain a “don’t ask, don’t waive” provision. The Company did not enter into any other non-disclosure agreements in connection with the Transactions.

The following disclosure replaces the second paragraph on page 91 of the Proxy Statement under the heading “Summary of Centerview Financial Analysis.”

Based on these analyses, Centerview calculated a range of approximate implied equity values for Cloudmed and R1 (including on an implied per share basis for R1 calculated on a fully diluted basis based upon approximately 322.9 million shares of R1 common stock outstanding), in each case after adjusting for such party’s net debt (of $939 million in the case of Cloudmed, as set forth in the Cloudmed Internal Data and $651 million in the case of R1, as set forth in the R1 Internal Data), minority interest and equity method investments, as applicable (without consideration of any potential synergies).

The following disclosure replaces the tables on page 96 of the Proxy Statement under the heading “Unaudited Financial Information.”

R1 Forecast

($ in millions)

	2021E	2022E	2023E	2024E	2025E	2026E
Revenue	$1,488	$1,677	$1,880	$2,130	$2,406	$2,709
Adjusted EBITDA(1)	340	395	454	509	583	676
Adjusted EBITDA Margin(2)	22.9%	23.5%	24.1%	23.9%	24.3%	24.9%
Unlevered FCF(3)	$—	$213	$281	$318	$368	$434

Cloudmed Internal Data

($ in millions)

	2021E	2022E	2023E
Revenue(4)	$363	$449	$553
Adjusted EBITDA(4)(5)	143	200	259
Adjusted EBITDA Margin(2)(4)	39.5%	44.5%	46.8%

R1 Management Forecasts for Cloudmed

($ in millions)

	2021E	2022E	2023E	2024E	2025E	2026E
Revenue	$363	$446	$522	$609	$694	$776
Adjusted EBITDA(4)	143	191	236	273	315	348
Adjusted EBITDA Margin(2)	39.4%	42.8%	45.1%	44.9%	45.4%	44.8%
Unlevered FCF(6)	$—	$96	$142	$170	$208	$231

(1)

Adjusted EBITDA (non-GAAP) with respect to R1 means net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, strategic initiatives costs, customer employee transition and restructuring expense, and certain other items.

(2)	Adjusted EBITDA margin (non-GAAP) means Adjusted EBITDA divided by revenue.
(3)

Unlevered Free Cash Flow (non-GAAP) with respect to R1 means Adjusted EBITDA (as defined in note 1, above) less depreciation and amortization, less other operating expenses, less share based compensation, less tax expense if profitable, plus depreciation and amortization, plus share based compensation, less capital expenditures, and less change in net working capital. Unlevered Free Cash Flow does not include either revenue or cost synergies.

(4)	Includes the projected impact of all acquisitions completed by Cloudmed in 2021 as if such acquisitions occurred on January 1, 2021.
(5)

Adjusted EBITDA (non-GAAP) with respect to Cloudmed means net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, impairment, gain/loss on acquisition earn-out, integration and strategic initiative costs, severance, retention, recruiting, equity-based compensation, transaction expenses and certain other expenses.

(6)

Unlevered Free Cash Flow (non-GAAP) with respect to Cloudmed means Adjusted EBITDA (as defined in note 5, above) less depreciation and amortization, less other operating expenses, less share based compensation, less tax expense if profitable, plus depreciation and amortization, plus share based compensation, less capital expenditures including any capitalized development expenses, and less change in net working capital. Unlevered Free Cash Flow does not include either revenue or cost synergies.

Supplemental Disclosures to Proxy Statement in Connection with Transaction Bonuses

The following disclosure replaces the first paragraph on page 115 of the Proxy Statement under the heading “Interests of R1’s Directors and Executive Officers in the Transactions.”

None of R1’s executive officers or members of the R1 Board is party to an arrangement with R1, or participates in any R1 plan, program or arrangement, that provides such executive officer or trustee with financial incentives that are contingent upon the consummation of the Transactions, other than contemplated cash transaction bonuses payable to Mr. Flanagan, Mr. Kotte, Ms. Wilson and Mr. Sparby in an aggregate amount not expected to exceed $2,150,000, which transaction bonuses are subject to final determination and approval by the Human Capital Committee of the Company’s Board of Directors, and are contingent upon Closing.

Additional Information and Where to Find It

This Current Report on Form 8-K includes information regarding the proposed transaction between the Company and Cloudmed, a leader in Revenue Intelligence™ solutions for healthcare providers. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. New R1, a wholly owned subsidiary of the Company, has filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which includes a document that serves as a prospectus and proxy statement of the Company, referred to as a proxy statement / prospectus, which was declared effective by the SEC on April 22, 2022. Promptly after the proxy statement / prospectus was declared effective by the SEC, a copy of the proxy statement / prospectus was sent to all shareholders of the Company. The Company and New R1 may also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the registration statement, the proxy statement / prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders are able to obtain free copies of the registration statement, the proxy statement / prospectus, and all other relevant documents filed or that will be filed with the SEC by the Company and New R1 through the website maintained by the SEC at www.sec.gov.

The documents filed by the Company and New R1 with the SEC also may be obtained free of charge at the Company’s website at http://www.r1rcm.com or upon written request to 434 W. Ascension Way, 6th Floor, Murray, Utah 84123.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction is contained in the proxy statement / prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth, and future performance, including, but not limited to, statements about the expected timing, completion, and effects of the proposed transaction, the Company’s strategic initiatives, capital plans, costs, ability to successfully implement new technologies, future financial and operational performance, and liquidity. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s and Cloudmed’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) the Company’s ability to retain existing customers or acquire new customers; (ii) the development of markets for the Company’s revenue cycle management offering; (iii) variability in the lead time of prospective customers; (iv) competition within the market; (v) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (vi) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (vii) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; (viii) the impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition; (ix) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (x) satisfaction of the conditions precedent to the consummation of the proposed transaction, including the receipt of required regulatory and shareholder approvals; and (xi) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, the registration statement on Form S-4 and the proxy statement included therein that has been filed relating to the transactions described herein, and any other periodic reports that the Company or New R1 may file with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022	R1 RCM INC.

	By:	/s/ Rachel Wilson
	Name:	Rachel Wilson
	Title:	Chief Financial Officer